    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                               BMC SOFTWARE, INC.
                (Name of Registrant as specified in its charter)

                  DELAWARE                                      74-21226120
        (State or other jurisdiction                         (I.R.S. Employer
      of incorporation or organization)                     Identification No.)

                             2101 CITYWEST BOULEVARD
                            HOUSTON, TEXAS 77042-2827
                                 (713) 918-8800
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

              BMC SOFTWARE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                             ROBERT H. WHILDEN, JR.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                               BMC SOFTWARE, INC.
                             2101 CITYWEST BOULEVARD
                            HOUSTON, TEXAS 77042-2827
                                 (713) 918-8800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                              JOHN S. WATSON, ESQ.
                             VINSON & ELKINS L.L.P.
                             1001 FANNIN, SUITE 2300
                            HOUSTON, TEXAS 77002-6760
                                 (713) 758-2222


                         CALCULATION OF REGISTRATION FEE

                                                           PROPOSED MAXIMUM        PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF             AMOUNT TO BE       OFFERING PRICE PER      AGGREGATE OFFERING      AMOUNT OF
 SECURITIES TO BE REGISTERED            REGISTERED              SHARE(1)               PRICE(1)        REGISTRATION FEE
-------------------------------      ----------------     --------------------    ------------------   ----------------
Common Stock, par value
  $0.01 per share(2) ..............  2,000,000 shares        $     26.3750        $  52,750,000          $    13,188

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low prices reported on The NASDAQ Stock Market on January 12, 2001.


(2) Each share of common stock includes Rights under our Rights Agreement, which Rights are attached to and trade with our common stock.


     Registration Statement No. 333-05869 relates to 1,000,000 shares (as adjusted for stock splits) of our common stock (the "Previously Registered Securities"). This Registration Statement registers additional securities for offering pursuant to General Instruction E of Form S-8 under the Securities Act of 1933, as amended, to the total amount of Previously Registered Securities registered on Registration Statement 333-05869. The Registrant hereby incorporates by reference into this Registration Statement on Form S-8 in its entirety the Registration Statement No. 333-05869, including each of the documents filed by the Registrant with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and including each of the documents filed as Exhibits to such Registration Statement.

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

       5.1 -- Opinion of Vinson & Elkins L.L.P.

      23.1 -- Consent of Arthur Andersen LLP

      23.2 -- Consent of Ernst & Young LLP, Independent Auditors

      23.3 -- Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto)

      24.1 -- Powers of Attorney (included on the signature page to this Registration Statement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 19th day of January, 2001.

                                             BMC SOFTWARE, INC.


                                             By: /s/ Robert H. Whilden, Jr.
                                                 --------------------------
                                                     Robert H. Whilden, Jr.
                                                     Senior Vice President and
                                                     General Counsel


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H. Whilden, Jr. and Christopher C. Chaffin, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURE                                TITLE                                 DATE
               ---------                                -----                                 ----
     /s/ Max P. Watson Jr.                   Chairman of the Board                      January 19, 2001
-----------------------------------------
         Max P. Watson Jr.


    /s/  Robert E. Beauchamp                 President, Chief Executive Officer         January 19, 2001
-----------------------------------------    and Director
         Robert E. Beauchamp


    /s/  William M. Austin                   Senior Vice President and Chief            January 19, 2001
-----------------------------------------    Financial Officer
         William M. Austin                   (Principal Financial Officer)


     /s/ John W. Cox                         Vice President                             January 19, 2001
-----------------------------------------    (Principal Accounting Officer)
         John W. Cox


     /s/ John W. Barter                      Director                                   January 19, 2001
-----------------------------------------
         John W. Barter


     /s/ B. Garland Cupp                     Director                                   January 19, 2001
-----------------------------------------
         B. Garland Cupp


    /s/  Meldon K. Gafner                    Director                                   January 19, 2001
-----------------------------------------
         Meldon K. Gafner


    /s/  Lew W. Gray                         Director                                   January 19, 2001
-----------------------------------------
         Lew W. Gray


     /s/ George F. Raymond                   Director                                   January 19, 2001
-----------------------------------------
         George F. Raymond


    /s/  Tom C. Tinsley                      Director                                   January 19, 2001
-----------------------------------------
         Tom C. Tinsley

                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
 5.1 --     Opinion of Vinson & Elkins L.L.P.

23.1 --     Consent of Arthur Andersen LLP

23.2 --     Consent of Ernst & Young LLP, Independent Auditors

23.3 -- Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto)

24.1 -- Powers of Attorney (included on the signature page to this Registration Statement)